Exhibit 10.2

                              CONSULTING  AGREEMENT
                              ---------------------


This agreement ("Agreement") is effective the 31st day of July, 2001 by and between McLaren Consultations Ltd, whose address is Suite 128 - 8155 Park Road, Richmond, B.C. Canada V6Y 1S9 ("Consultant") and Magnum Industries Inc., a Nevada corporation, whose address is #777- 916 West Broadway, British Columbia, Canada V5Z 1K7 ("Company") in accordance with the terms and conditions herein.


                                    *WITNESSETH*

WHEREAS,  Consultant  is  experienced  in  corporate  and  financial  matters,

WHEREAS, Company desires to engage Consultant to perform certain services on its behalf and Consultant desires to perform such services, all in accordance with the terms and conditions herein,

                                        ***

NOW THEREFORE, subject to the mutual terms, conditions and covenants herein, the parties do hereby agree as follows.

                                          I.

                              PERFORMANCE  BY  CONSULTANT
                              ---------------------------

1.01. Services To Be Rendered. During the Term (as defined herein) of the Agreement, Consultant covenants and agrees that it will employ its best efforts to provide corporate and financial services on behalf of Company. Such services include corporate secretarial services and legal services.

All information provided to any third party will be information furnished to Consultant by Company. Consultant will not be required to prepare or authorize any information regarding the Company.


                                         II.

     TERM  AND  TERMINATION
     ----------------------

The term of this Agreement shall extend for the period commencing with the date of execution hereof and terminating in December 31, 2002. Thereafter, this agreement may be extended by the mutual consent of the parties evidenced in writing.

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                                         III.

                                     COMPENSATION
                                     ------------

As consideration for the services to be rendered by Consultant, Company shall pay Consultant the consideration of 625,000 common shares of the Company at the agreed par value of $0.001;


                                          IV.

                     REPRESENTATIONS  AND  WARRANTIES AND  INDEMNIFICATION
                     -----------------------------------------------------


4.01. Acknowledgment of Parties. The parties do hereby acknowledge and agree that Consultant will rely on adequacy, correctness and accuracy of all materials received by Consultant from the Company as well as all information made public by the Company ("Corporate Information").

4.02. Representation and Warranty. As an inducement for entering into this Agreement, Company represents and warrants to Consultant that (a) all of the Corporate Information is true, accurate and not misleading with respect to any material fact, transaction or projection, and (b) upon the occurrence of an event which is materially adverse to the Company or the business of the Company, Company will provide prompt written notification to Consultant of such event or events stating in reasonable detail the nature of such event or events.

                                          V.

                             INDEPENDENT  CONTRACTOR
                             -----------------------

5.01 Independent Contractor. In performing the services provided herein, Consultant shall be deemed an independent contractor for all purposes including but not limited to the Federal Insurance Contribution Act, the Social Security Act, the Federal Unemployment Act and income withholding at the source. Consultant shall not be construed to be an employee of the Company. Consultant shall be solely responsible for the payment of all self employment and federal and state income taxes and the filing of required estimated and informational returns relating to compensation received hereunder.

5.02. Non Exclusivity. The Company acknowledges that Consultant has other clients and the contractual arrangement described in this Agreement shall not be exclusive as to the parties hereto.

                                         VI.

                              MISCELLANEOUS  PROVISIONS
                              -------------------------

6.01. Paragraph Titles. The titles in this Agreement are inserted for convenience and for identification purposes only and are not intended to describe, interpret, define or limit the scope, intent or extent of this Agreement or any provisions hereof.

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6.02.  Binding  Provisions. The terms and conditions herein are binding upon and ensure to the benefit of the successors and assigns of the parties hereto, except that, this Agreement is non-assignable by Consultant.

6.03. Applicable Law. This agreement shall be construed and enforced in accordance with the laws of the State of Nevada.

6.04. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all other prior and contemporaneous negotiations, agreements and arrangements between the parties.


IN WITNESS WHEREOF, the parties have executed this Agreement on the date provided above.



McLaren  Consultations  Ltd

/s/ A.  McLaren
---------------------
Authorized  Signatory




Magnum  Industries  Inc.

/s/  Peter  Khean
---------------------
Authorized  Signatory

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